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                                                                EXHIBIT 10.25


                            J&L SPECIALTY STEEL, INC.

                               FOURTH AMENDMENT TO
                        SENIOR MANAGEMENT INCENTIVE PLAN

                           DATED AS OF JANUARY 1, 1998



                The J&L Specialty Steel, Inc. Senior Management Incentive Plan as amended and restated on January 1, 1992 and as further amended as of January 1, 1993, January 1, 1996 and January 1, 1997, is hereby amended by this Fourth Amendment effective January 1, 1998 in the following respects, pursuant to the power to amend such plan contained in Article 5.5 thereof:

                1. Section 2.1(a) shall be amended to read in its entirety as follows:

                         (a) Base Salary: Represents, with respect to any Plan
                 year, the base salary earned from the Corporation during such Plan year by the Participant while a Participant in this Plan. In no event will Base Salary include other compensation such as amounts payable under any salaried profit sharing plan, overtime payments, supplemental salary, severance pay, pay in lieu of vacation, holiday pay, or shift differential. For Participants who are directors of the Corporation, Base Salary shall mean the base directors' fee received by such Participants, as set from time to time by the Board of Directors of the Corporation, not including any meeting fees, expenses, consulting fees or other amounts paid by the Corporation.

                2. Section 2.1(f) and (g) of the Plan defining Net Operating Assets and Operating Income, will be amended in their entirety to read as follows:

                         2(f) Net Operating Assets: Trade receivables and
                 inventories, net of reserves; property, plant and equipment, net of accumulated depreciation and including only normal construction in progress; and capitalized software, net of accumulated amortization, reduced by the following liabilities: trade accounts payable, normal construction accounts


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                 payable, accrued employee compensation and benefits, accrued other taxes, other current liabilities (excluding dividends payable), post retirement benefits liability and other noncurrent liabilities as shown on the Corporation's financial statements. Normal construction in progress and normal construction accounts payable will be determined by the Plan Administrator.

                         (g) Operating Income: Reported operating income on the
                 Corporation's financial statements excluding net gains or losses from sales or disposals of significant assets, pre-operating and start-up expenses and extraordinary or unusual items as defined in Accounting Principles Board Opinion #30.

                3. Section 2.1(h), defining Participant, is hereby amended to add the following sentence:

                         All directors who are not employees of any
                 majority-owned affiliate of a Significant Shareholder (as defined in the Corporation's Articles of Incorporation) shall be Participants.

                4. Section 4.2 of the Plan is hereby amended to read in its entirety as follows:

                           4.2 The Incentive Award Schedule: There are two
                Incentive Award Schedules under this Plan, each of which is applicable to a different class of Participants, as provided in subsections (a) and (b) below.

                           (a) Incentive Award Schedule A: This schedule of
                 awards is reserved for those Participants at the highest level of the organization as determined by the Board of Directors. The schedule of payments is as follows:

                                   Schedule A
                                   ----------

                                                                          Performance Levels
                                                    -----------------------------------------------------------------
                                                          Threshold          Target         Target          Maximum
                                                          ---------          ------         ------          -------

                  Return on Assets                             7%             10%             13%              24%

                  Position Level                                  Maximum Award as % of Base Salary
                                                    -----------------------------------------------------------------
                         A                                     0%             39%             75%             100%
                         B                                     0%             29%             60%              80%
                         C                                     0%             24%             45%              60%

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                         (b) Incentive Award Schedule B: This schedule is
                 reserved for all other Participants selected by the Board of Directors. The schedule of payments is as follows:

                                   Schedule B
                                   ----------

                                                                          Performance Levels
                                                    -----------------------------------------------------------------
                                                          Threshold          Target         Target          Maximum
                                                          ---------          ------         ------          -------

                  Return on Assets                             7%             10%             16%              24%

                  Position Level                                  Maximum Award as % of Base Salary
                                                    -----------------------------------------------------------------
                         I                                     0%             24%             37%              45%
                         II                                    0%           19.5%             30%            37.5%
                         III                                   0%           14.5%             23%              30%

                5. Except as expressly provided in this Fourth Amendment, and as previously amended, all of the terms and conditions of the Plan remain in full force and effect.

                IN WITNESS WHEREOF, the Corporation has caused this Fourth Amendment to be executed by its duly authorized officers this 4th day of December, 1997, effective as of January 1, 1998.


ATTEST:                                    J&L SPECIALTY STEEL, INC.


/s/ KIRK F. VINCENT                        /s/ GUY R. DOLLE
-------------------------                  --------------------------
Kirk F. Vincent                            Guy R. Dolle
Secretary                                  Chairman